PHOENIX INCOME AND GROWTH FUND
                       Supplement dated March 10, 1997 to
                        Prospectus dated August 28, 1996


HOW TO OBTAIN REDUCED SALES CHARGES - CLASS A SHARES

Item (16) is hereby deleted from the paragraph describing "Qualified Purchasers" on page 15 of the Prospectus. In addition, the following should be inserted after the first paragraph under the heading "Qualified Purchasers."

      In addition, Class A Shares purchased by the following investors are not subject to any Class A sales charge: (1) investment advisors and financial planners who charge an advisory, consulting or other fee for their services and buy shares for their own accounts or the accounts of their clients, and (2) retirement plans and deferred compensation plans and trusts used to fund those plans (including, for example, plans qualified or created under sections 401(a), 403(b) or 457 of the Internal Revenue
      Code), and "rabbi trusts" that buy shares for their own accounts, in each case if those purchases are made through a broker or agent or other financial intermediary that has made special arrangements with the Distributor for those purchases; (3) clients of such investment advisors or financial planners who buy shares for their own accounts may also purchase shares without sales charge but only if their accounts are linked to a master account of their investment advisor or financial planner on the books and records of the broker, agent or financial intermediary with which the Distributor has made such special arrangements (each of these investors may be charged a fee by the broker, agent or financial intermediary for purchasing shares).


INVESTOR ACCOUNTS AND SERVICES AVAILABLE

The following replaces the first two sentences in the seventh paragraph under "Exchange Privileges" on page 19 of the Prospectus.

      Because excessive trading can hurt Fund performance and harm shareholders, the Fund reserves the right to temporarily or permanently terminate exchange privileges or reject any specific order for any dealer, shareholder or person whose transactions seem to follow a timing pattern, including those who request more than one exchange out of a fund within any 30 day period. The Distributor has entered into agreements with certain dealers and investment advisors permitting them to exchange their clients' shares by telephone. These privileges are limited under those agreements and the Distributor has the right to reject or suspend those privileges.


HOW TO REDEEM SHARES

The following replaces the fourth sentence in the second paragraph under the heading of "How to Redeem Shares" found on page 20 of the Prospectus.

         In addition, the Fund maintains a continuous offer to repurchase its shares, and shareholders may normally sell their shares through securities dealers, brokers, or agents, who may charge customary commissions or fees for their services.